Note 11 - Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2025	Dec. 31, 2024
Notes to Financial Statements
Subsequent Events [Text Block]
10.	Subsequent Events
During April 2025, we issued 1,354,115 shares of common stock upon the exercise of pre-funded warrants.
11.	Subsequent Events

ATM Program. Subsequent to December 31, 2024, we have sold 1,952,603 shares of common stock under the ATM Program, for net proceeds of approximately $3.8 million.

March 2025 Offering. On March 25, 2025, we closed a registered direct offering of 1,350,000 shares of common stock, pre-funded warrants to purchase an aggregate of 2,085,115 shares of common stock, and common warrants to purchase up to 3,435,115 shares of common stock at an exercise price of $1.31 per share. Net proceeds after deducting placement agent commissions and other offering expenses were approximately $4.1 million.